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                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549


                                  FORM 8-K

                               CURRENT REPORT


                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

              Date of Report (Date of earliest event reported):

                                 MAY 8, 1996


                           ENCORE WIRE CORPORATION
            (Exact name of registrant as specified in is charter)



   DELAWARE                         0-20278                       75-2274963
(State or other                   (Commission                    (IRS Employer
jurisdiction of                   File Number)                   Identification
incorporation)




      1410 MILLWOOD ROAD, MCKINNEY, TEXAS                           75069
    (Address of principal executive offices)                     (Zip Code)



              Registrant's telephone number, including area code:

                                 (214) 562-9473
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Item 5 Other Events

         On May 8, 1996, Encore Wire Corporation announced in a press release in the form attached hereto as Exhibit 99 that Vincent A. Rego, Chairman of the Board of Directors since its inception in 1989, was elected to the additional position of President and Chief Executive Officer, and that Donald M. Spurgin, who had been President and Chief Executive Officer since the Company's inception, had relinquished those positions for health reasons. Mr. Spurgin will continue to be employed by the Company and has assumed the newly-created position of Vice Chairman of the Board.

Item 7 Exhibits

         99 Encore Wire Corporation May 8, 1996 press release announcing change in management.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  May 9, 1996                ENCORE WIRE CORPORATION


                                  By:   /s/ Scott D. Weaver
                                        ---------------------------------------
                                        Scott D. Weaver, Vice President-Finance,
                                        Treasurer and Secretary





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                                 EXHIBIT INDEX


 Exhibit
 Number                                      Description
 -------                                     -----------
  99                      Encore Wire Corporation May 8, 1996 press release
                          announcing change in management.